UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2025

FOSSIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41040	75-2018505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                    Results of Operations and Financial Condition.

On March 12, 2025, Fossil Group, Inc. (the “Company”) issued a press release announcing financial results for the fiscal year ended December 28, 2024.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2025, the Board of Directors (the “Board”) of the Company has appointed Randy Greben to serve as Chief Financial Officer of the Company, effective as of March 17, 2025. Mr. Greben is assuming the role of Chief Financial Officer from Andy Skobe, who was serving as Interim Chief Financial Officer pursuant to an agreement with Ankura Consulting Group, LLC.

Prior to joining the Company, Mr. Greben, age 47, most recently served as Chief Financial & Operating Officer at Casper Sleep Inc., an omni-channel retailer in the mattress/sleep industry, from October 2022 until February 2025. Previously, from January 2021 to October 2022, Mr. Greben served as Chief Financial Officer of Blue Apron, a former publicly traded subscription meal kit business. From March 2017 to December 2019, Mr. Greben also served as Chief Financial Officer and Senior Vice President at ANN Inc., a subsidiary of the Ascena Retail Group (NASDAQ: ASNA) at the time of employment, a leading women’s specialty retail company. Mr. Greben also held various senior finance roles, including Chief Financial Officer, with Quidsi, a wholly-owned subsidiary of Amazon.com (NASDAQ: AMZN) at the time of employment, operating 6 URLs focused on the parents, young children, household and pets segments of e-commerce. Mr. Greben has executive leadership, retail, omnichannel, strategic and international experience having served in a number of leadership positions for global brands at public companies. Mr. Greben holds an MBA from the University of California, Irvine and a BS from Cornell University.

There are no arrangements or understandings between Mr. Greben and any other persons pursuant to which he was appointed as the Chief Financial Officer. There are also no family relationships between Mr. Greben and any director or executive officer of the Company, and Mr. Greben has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Greben will be an at-will employee of the Company. In connection with the appointment of Mr. Greben, the Compensation Committee of the Board has approved (i) an annual base salary of $575,000 and (ii) an annual cash bonus with a target bonus opportunity equal to 75% of base salary (the “Greben Target Bonus”). As part of Mr. Greben’s sign-on package, the Company guarantees a bonus equal to 100% of the Greben Target Bonus for the 2025 performance cycle or a higher payout if the Company achieves a greater bonus percentage.

In addition, Mr. Greben will receive an annual equity grant beginning in 2025, which may include restricted stock units ("RSUs") and performance restricted stock units ("PRSUs"), and/or other equity vehicles under the Company’s 2024 Long-Term Incentive Plan. Currently, PRSUs vest one-third per year on the anniversary of the grant date and RSUs vest one third each year over three years beginning on the first anniversary of the grant date.

In addition to the above, Mr. Greben will receive (i) a one-time sign-on cash bonus of $125,000 to be paid on the date of Mr. Greben’s first paycheck with the Company (the “Sign-On Cash Bonus”), (ii) an additional one-time sign on cash bonus of $50,000 to be paid on or around the first anniversary of Mr. Greben’s employment and (iii) an inducement award of 150,000 RSUs, which will vest one third each year over three years beginning on the first anniversary of the grant date. Within one year of Mr. Greben’s employment, if Mr. Greben fails to remain employed by Fossil for any reason other than the elimination of his position, Mr. Greben must repay the total amount of the signing bonus received to date. In addition, Fossil will deduct the repayment of the signing bonus from any payroll funds due to Mr. Greben at the time his employment ends. Mr. Greben will assume any and all liability for collection costs, including reasonable attorney fees, should he fail to repay the bonus within thirty (30) days of the end of his employment.

If the Company terminates Mr. Greben’s employment without cause, he will be eligible to receive (i) 18 months of base salary and (ii) one additional month of severance for each additional year of service up to a maximum of 18 months, each of which is subject to and in accordance with the terms and conditions set forth in the Company’s standard severance agreement for executive officers.

In addition, Mr. Greben will enter into the Company’s standard form of indemnification agreement for directors and executive officers as of March 12, 2025, a copy of which is incorporated by reference herein as Exhibit 10.1.

Item 7.01                    Regulation FD Disclosure.

On March 12, 2025, the Company issued a press release, a copy of which is furnished as Exhibit 99.2 hereto, announcing the matters described in Item 5.02 above.

The information in Item 7.01 of this Current Report and the accompanying Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report in such a filing.

Item 9.01                    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description

10.1	Form of Indemnification Agreement signed by directors and executive officers (incorporated by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q filed on November 9, 2023).

99.1*	Press Release, dated March 12, 2025, announcing financial results for the fiscal year ended December 28, 2024.

99.2*	Press Release, dated March 12, 2025, announcing management changes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025

FOSSIL GROUP, INC.

	By:	/s/ Randy S. Hyne
Randy S. Hyne
Chief Legal Officer and Secretary